UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

EXCEL TRUST, INC.

EXCEL TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-34698 (Excel Trust, Inc.)	27-1493212 (Excel Trust, Inc.)
Delaware	000-54962 (Excel Trust, L.P.)	27-1495445 (Excel Trust, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 613-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Excel Trust, Inc. (the “Company”) held on May 13, 2014, the Company’s stockholders approved a 2014 amendment and restatement of the 2010 Equity Incentive Award Plan of the Company and Excel Trust, L.P. (the “Incentive Award Plan”), which increased the number of shares of common stock available for issuance under the Incentive Award Plan by 1,500,000 shares, extended the term of the Incentive Award Plan to 2024 and made certain other changes which the Company’s board of directors believes will more closely align the terms of the Incentive Award Plan with best practices and stockholder interests.

The foregoing description of the Incentive Award Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Award Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 13, 2014, the stockholders voted on proposals as follows:

Proposal 1: Election of directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary B. Sabin	34,919,598	1,896,886	4,678,353
Spencer G. Plumb	33,966,215	2,850,269	4,678,353
Mark T. Burton	30,766,696	6,049,788	4,678,353
Bruce G. Blakley	36,384,367	432,117	4,678,353
Burland B. East III	33,075,906	3,740,578	4,678,353
Robert E. Parsons, Jr.	36,532,881	283,603	4,678,353
Warren R. Staley	36,384,868	431,616	4,678,353

Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,449,138	35,038	10,661	N/A

Proposal 3: Resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,497,863	251,088	67,533	4,678,353

Proposal 4: Resolution to approve a 2014 amendment and restatement of the Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,630,304	1,170,604	15,576	4,678,353

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1	2010 Equity Incentive Award Plan of Excel Trust, Inc. and Excel Trust, L.P. (as Amended and Restated Effective May 13, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 15, 2014	EXCEL TRUST, INC.

	By:	/s/ Eric Ottesen
	Name:	Eric Ottesen
	Title:	Senior Vice President, General Counsel and Secretary

EXCEL TRUST, L.P.

	By:	Excel Trust, Inc.
Its General Partner

	By:	/s/ Eric Ottesen
	Name:	Eric Ottesen Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	2010 Equity Incentive Award Plan of Excel Trust, Inc. and Excel Trust, L.P. (as Amended and Restated Effective May 13, 2014).